UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 20, 2009

ZST DIGITAL NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52934	20-8057756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 28, Huzhu Road
Zhongyuan District, Zhengzhou, People’s Republic of China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 371-6771-6850

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 20, 2009, the Company dismissed AJ. Robbins, PC (“AJ Robbins”) as its independent registered public accounting firm following the change in control of the Company upon the consummation of a share exchange transaction.  The Company engaged AJ Robbins to audit its financial statements for the year ended December 31, 2008. The decision to change accountants was approved and ratified by the Company’s Board of Directors. The report of AJ Robbins on the financial statements of the Company for the fiscal year ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern. Additionally, during the Company’s two most recent fiscal years and any subsequent interim period, there were no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While AJ Robbins was engaged by the Company, there were no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of AJ Robbins would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal year ended December 31, 2008.

The Company provided AJ Robbins with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that AJ Robbins furnish the Company with a letter addressed to the Commission stating whether or not AJ Robbins agrees with the foregoing statements. A copy of the letter from AJ Robbins to the Commission, dated April 20, 2009, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company engaged Kempisty & Company Certified Public Accountants, P.C. (“Kempisty”) as the Company’s independent registered public accounting firm as of April 20, 2009. Kempisty served as the independent registered certified public accountants for World Orient Universal Limited, the Company’s wholly-owned subsidiary, for the fiscal year ended December 31, 2008.  During the Company’s fiscal years ended December 31, 2008 and 2007 and through April 20, 2009, neither the Company, nor anyone acting on its behalf, consulted with Kempisty regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Kempisty concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from AJ. Robbins, PC to the Securities and Exchange Commission dated April 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST DIGITAL NETWORKS, INC.

Date: April 22, 2009	By:	/s/ Zhong Bo
Name: Zhong Bo
Title: Chief Executive Officer

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